Exhibit 10.1

                         PRIVATE PLACEMENT SUBSCRIPTION

                          AMERICAN PARAMOUNT GOLD CORP.

                                PRIVATE PLACEMENT

                           INSTRUCTIONS TO SUBSCRIBER:

1.   COMPLETE the information on page 2 of this Subscription Agreement.

2. IF RESIDENT IN THE UNITED STATES, COMPLETE the Prospective Investor Suitability Questionnaire attached as Appendix 1 to this Subscription Agreement and the Canadian Questionnaire attached as Appendix 2 to this Subscription Agreement.

3. IF RESIDENT IN CANADA, COMPLETE the Canadian Questionnaire attached as Appendix 2 to this Subscription Agreement only.

4. COURIER the originally executed copy of the entire Subscription Agreement, together with the Questionnaire, to the Company at:

                          AMERICAN PARAMOUNT GOLD CORP.
                        130 King Street West, Suite 3670
                               Toronto, ON M5X 1A9
                              Attention: Hugh Aird

If you have any questions please contact Hugh Aird, Chief Executive Officer of the Company, at: 416.214.5640

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: American Paramount Gold Corp. (the "Company")

Subject and pursuant to the attached "Terms and Conditions" of this Subscription Agreement, including all schedules and appendices attached hereto, the Subscriber hereby irrevocably subscribes for, and on the Closing Date, will purchase from the Company, the following securities at the following price:

                             _______________ SHARES

US$___ per Share for a total purchase price of US$_____________________

The Subscriber  owns,  directly or indirectly,  the following  securities of the
Company:

[CHECK IF APPLICABLE]  The Subscriber is |X| an affiliate of the Company

The  Subscriber  directs  the  Company  to  issue,   register  and  deliver  the
certificates representing the Shares as follows:

        REGISTRATION INSTRUCTIONS                                       DELIVERY INSTRUCTIONS

Name to appear on certificate                                 Name and account reference, if applicable

Account reference if applicable                               Contact name

Address                                                       Address

Tax I.D./E.I.N./S.S.N.                                        Telephone Number

EXECUTED by the Subscriber this _______ day of _____________, 20__.

              WITNESS:                                                 EXECUTION BY SUBSCRIBER:

                                                              X
                                                              Signature of individual (if Subscriber IS an
Signature of Witness                                          individual)

                                                              X
                                                              Authorized signatory (if Subscriber IS NOT an
Name of Witness                                               individual)

Address of Witness                                            Name of Subscriber (PLEASE PRINT)

                                                              Name of authorized signatory (PLEASE PRINT)

ACCEPTED and EFFECTIVE this ______day of ____________________, 20____


AMERICAN PARAMOUNT GOLD CORP.                                 Address of Subscriber (residence)

per:

                                                              Telephone Number

Authorized Signatory

                                                              E-mail address

                                                              Social Security/Insurance No.:

By signing this acceptance, the Subscriber agrees to be bound by the term and conditions of this Subscription Agreement.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                              TERMS AND CONDITIONS

1. SUBSCRIPTION

1.1 The undersigned (the  "Subscriber")  hereby  irrevocably  subscribes for and agrees to purchase the number of shares of the Company's common stock (the "Shares") as set out on page 2 of this Subscription Agreement at a price of US$0.15 per Share (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 2 of this Subscription Agreement (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Company.

1.3  Unless  otherwise  provided,   all  dollar  amounts  referred  to  in  this
Subscription Agreement are in lawful money of the United States of America.

2. PAYMENT

2.1 The Parties acknowledge and agree that the Shares hereby issued are in consideration of services rendered to the Company by the Subscriber pursuant to a consulting agreement between the parties dated April 30, 2010.

3. QUESTIONNAIRES AND UNDERTAKING AND DIRECTION

3.1 The Subscriber must complete, sign and return to the Company the following documents:

     (a)  One (1) executed copy of this Subscription Agreement;

     (b) the US Questionnaire in the form attached as Appendix 1 if the Subscriber is resident in the United States; and

     (c) the Canadian Questionnaire in the form attached as Appendix 2 if the Subscriber is resident in Canada.

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4. CLOSING

4.1 Closing of the purchase and sale of the Shares shall be deemed to be effective on such date as may be determined by the Company in its sole discretion (the "Closing Date"). The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date. The Company, may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefore at any time on or prior to the Closing Date.

5. ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1 The Subscriber acknowledges and agrees that:

     (a) none of the Shares have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

     (c) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company. If the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;

     (d) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (e) by completing the Canadian Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided for in National Instrument 45-106 ("NI 45-106") adopted by the Canadian Securities Administrators (the "CSA");

     (f) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of information regarding the Company provided by the Company to the Subscriber (the "Company Information");

     (g) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

     (h) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Subscribers during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

     (i) by execution of this Subscription Agreement the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

     (j) all information which the Subscriber has provided to the Company in the Questionnaire is correct and complete as of the date the Questionnaire is signed, and if there should be any change in such information prior to the Subscription being accepted by the Company, the Subscriber will immediately provide the Company with such information;

     (k) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire;

     (l) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (m) the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

     (n) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to the applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

          (ii) applicable resale restrictions;

     (o) none of the Shares are listed on any stock exchange and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

     (p) the Subscriber is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (q) the Subscriber is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this Subscription, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under applicable securities legislation and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to applicable securities legislation;

     (r) the Subscriber has been advised that the business of the Company is in a start-up phase and acknowledges that there is no assurance that the Company will raise sufficient funds to adequately capitalize the business or that the business will be profitable in the future;

     (s) no documents in connection with the sale of the Shares hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators;

     (t)  there is no government or other insurance  covering any of the Shares;
          and

     (u) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

     (a) the Subscriber is resident in the jurisdiction set forth on page 2 underneath the Subscriber's name and signature;

     (b) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (c) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

     (d) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

     (e) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

     (f) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (g) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (h) the Subscriber understands and agrees that none of the Shares have been registered under the 1933 Act or any state securities laws, and, unless so registered, none may be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein) except pursuant to an exemption from, or in a transaction not subject to, the Registration Requirements of the 1933 Act and in each case only in accordance with state securities laws;

     (i) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

     (j) the Subscriber is able to fend for itself in the Subscription and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (k) if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

     (l) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in sections 5 and 0 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

     (m)  if not resident in the United States, the Subscriber:

          (i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Shares,

          (ii) is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

          (iii)acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities, and

          (iv) represents and warrants that the acquisition of the Shares by the Subscriber does not trigger:

               A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

               B.   any  continuous   disclosure  reporting  obligation  of  the
                    Company in the International Jurisdiction, and

     (n) the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs 0, 0 and 0 above to the satisfaction of the Company, acting reasonably

     (o) the Subscriber is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (p)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Shares;

          (ii) that any person will refund the purchase price of any of the Shares;

          (iii) as to the future price or value of any of the Shares; or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

6.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S and for the purpose of the Subscription includes any person in the United States.

7. ACKNOWLEDGEMENT AND WAIVER

7.1 The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

8. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

8.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9. RESALE RESTRICTIONS

9.1 The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee as set forth in paragraph 0 of this Subscription Agreement. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10. LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

10.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

If the Subscriber is a US person:

        "NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

If the Subscriber is a non-US person:

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

        NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11. COLLECTION OF PERSONAL INFORMATION

11.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12. COSTS

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13. GOVERNING LAW

13.1 This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the State of Nevada.

14. SURVIVAL

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15. ASSIGNMENT

15.1 This Subscription Agreement is not transferable or assignable.

16. EXECUTION

16.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

17. SEVERABILITY

17.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

18. ENTIRE AGREEMENT

18.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

19. NOTICES

19.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 2 and notices to the Company shall be directed to it at the first page of this Subscription Agreement.

20. COUNTERPARTS AND ELECTRONIC MEANS

20.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

                                   APPENDIX 1

                 PROSPECTIVE INVESTOR SUITABILITY QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Shares of American Paramount Gold Corp. (the "Company"). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(6) of the 1933 Act. This Questionnaire is not an offer of Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies)

     ____ Category 1    An  organization  described in Section  501(c)(3) of the
                        United States  Internal  Revenue Code, a corporation,  a
                        Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

     ____ Category 2    A natural person whose  individual  net worth,  or joint
                        net worth with that person's spouse, on the date of purchase exceeds US $1,000,000;

     ____ Category 3    A natural person who had an individual  income in excess
                        of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US
                        $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     ____ Category 4    A "bank" as defined under Section  (3)(a)(2) of the 1933
                        Act or savings and loan association or other institution
                        as defined in Section  3(a)(5)(A) of the 1933 Act acting
                        in its individual or fiduciary capacity; a broker dealer
                        registered  pursuant  to  Section  15 of the  SECURITIES
                        EXCHANGE  ACT OF  1934  (United  States);  an  insurance
                        company as defined in Section  2(13) of the 1933 Act; an
                        investment   company  registered  under  the  INVESTMENT
                        COMPANY  ACT  OF  1940  (United  States)  or a  business
                        development  company as defined in Section  2(a)(48)  of
                        such Act; a Small Business  Investment  Company licensed
                        by the U.S. Small Business  Administration under Section
                        301(c) or (d) of the SMALL  BUSINESS  INVESTMENT  ACT OF
                        1958 (United States); a plan with total assets in excess
                        of $5,000,000  established  and maintained by a state, a
                        political   subdivision   thereof,   or  an   agency  or
                        instrumentality  of a state or a  political  subdivision
                        thereof,  for the benefit of its employees;  an employee
                        benefit   plan  within  the  meaning  of  the   EMPLOYEE
                        RETIREMENT  INCOME  SECURITY ACT OF 1974 (United States)
                        whose investment decisions are made by a plan fiduciary,
                        as defined in Section 3(21) of such Act, which is either
                        a bank, savings and loan association,  insurance company
                        or  registered  investment  adviser,  or if the employee
                        benefit plan has total  assets in excess of  $5,000,000,
                        or, if a self-directed plan, whose investment  decisions
                        are  made   solely  by  persons   that  are   accredited
                        investors;

     ____ Category 5    A private  business  development  company  as defined in
                        Section  202(a)(22)  of the  INVESTMENT  ADVISERS ACT OF
                        1940 (United States);

     ____ Category 6    A director or executive officer of the Company;

     ____ Category 7    A trust with total assets in excess of  $5,000,000,  not
                        formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act;

     ____ Category 8    An entity in which all of the equity owners  satisfy the
                        requirements of one or more of the foregoing categories;

     Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ______ day of _______, ____.

If a Corporation, Partnership                If an Individual:
or Other Entity:

__________________________________           __________________________________
Print of Type Name of Entity                 Signature

__________________________________           __________________________________
Signature of Authorized Signatory            Print or Type Name

__________________________________           __________________________________
Type of Entity and Tax I.D. No.              Social Security/Tax I.D. No.

  ALL SUBSCRIBERS RESIDENT IN CANADA MUST COMPLETE THE CANADIAN QUESTIONNAIRE.

                                   APPENDIX 2

                                   SCHEDULE A

                             CANADIAN QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

     1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

     2.   the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

          (A)  a  director,  executive  officer,  employee  or control     [ ]
               person of the Company or an affiliate of the Company

          (B)  a spouse, parent, grandparent, brother, sister or child     [ ]
               of a director, executive officer, founder or control person of the Company or an affiliate of the Company

          (C)  a parent, grandparent,  brother, sister or child of the     [ ]
               spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company

          (D)  a  close  personal  friend  of  a  director,  executive     [ ]
               officer, founder or control person of the Company

          (E)  a close  business  associate  of a director,  executive     [ ]
               officer, founder or control person of the Company or an affiliate of the Company

          (F)  an accredited investor                                      [ ]

          (G)  a  company,  partnership  or  other  entity  of which a     [ ]
               majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F

          (H)  a trust or estate of which all of the  beneficiaries or     [ ]
               a majority of the trustees or executors are persons described in paragraphs A to F

          (I)  purchasing  as principal  Securities  with an aggregate     [ ]
               acquisition cost of not less than CDN$150,000

     3.   if the  Subscriber  has  checked  box B,  C, D, E, G or H in
          Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

          __________________________________________________________

          (INSTRUCTIONS TO SUBSCRIBER: FILL IN THE NAME OF EACH DIRECTOR, EXECUTIVE OFFICER, FOUNDER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH. IF YOU HAVE CHECKED BOX G OR H, ALSO INDICATE WHICH OF A TO F DESCRIBES THE SECURITYHOLDERS, DIRECTORS, TRUSTEES OR BENEFICIARIES WHICH QUALIFY YOU AS BOX G OR H AND PROVIDE THE NAMES OF THOSE INDIVIDUALS. PLEASE ATTACH A SEPARATE PAGE IF NECESSARY).

     4. if the Subscriber is resident in Ontario, the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

          (A)  a founder of the Company                                    [ ]

          (B)  an affiliate of a founder of the Company                    [ ]

          (C)  a spouse, parent, brother, sister, grandparent or child     [ ]
               of a director, executive officer or founder of the Company

          (D)  a person that is a control person of the Company            [ ]

          (E)  an accredited investor                                      [ ]

          (F)  purchasing  as principal  Securities  with an aggregate     [ ]
               acquisition cost of not less than CDN$150,000

     5. if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

          __________________________________________________________

          (INSTRUCTIONS TO SUBSCRIBER: FILL IN THE NAME OF EACH DIRECTOR, EXECUTIVE OFFICER, FOUNDER, AFFILIATE AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH.)

     6. if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

          [ ] (a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in
               Schedule III of the BANK ACT (Canada);

          [ ] (b) the Business Development Bank of Canada incorporated under the BUSINESS DEVELOPMENT BANK ACT (Canada);

          [ ] (c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

          [ ] (d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario) or the SECURITIES ACT (Newfoundland);

          [ ]  (e) an  individual  registered or formerly  registered  under the
               securities   legislation  of  a  jurisdiction   of  Canada  as  a
               representative of a person referred to in paragraph (d);

          [ ] (f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

          [ ] (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Quebec;

          [ ] (h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

          [ ] (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

          [ ] (j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

          [ ] (k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

          [ ] (l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

          [ ] (m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

          [ ] (n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

          [ ] (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

          [ ] (p) a trust company or trust corporation registered or authorized to carry on business under the TRUST AND LOAN COMPANIES ACT (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

          [ ] (q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

          [ ] (r) a registered charity under the INCOME TAX ACT (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

          [ ] (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to
               (d) or paragraph (i) in form and function;

          [ ] (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

          [ ] (u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

          [ ] (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of ____________, ____.

If an Individual:                            If a Corporation, Partnership or
                                             Other Entity:


__________________________________           __________________________________
Signature                                    Print or Type Name of Entity

__________________________________           __________________________________
Print or Type Name                           Signature of Authorized Signatory


                                             __________________________________
                                             Type of Entity